Other Current Assets, Other Receivable and Accrued Income	12 Months Ended
Dec. 31, 2024
Current prepayments and current accrued income including current contract assets [abstract]
Other Current Assets, Other Receivable and Accrued Income
11.
OTHER CURRENT ASSETS, OTHER RECEIVABLE AND ACCRUED INCOME

The table below shows the breakdown of the Other current assets and other receivables by category:

in CHF thousands	As of December 31, 2024	As of December 31, 2023
Prepaid clinical expenses and other receivables	2,615	6,748
Prepaid general and administrative expenses	2,842	1,412
VAT receivable	148	328
Total	5,605	8,488

The decrease in prepaid clinical and technical development expenses as of December 31, 2024 compared to prior year relates primarily to the timing of payments and service delivery for ongoing DIAMOND-1 and DIAMOND-2 trials for OCS-01 that began in late 2023 and early 2024, respectively. This was partially offset by a reimbursement receivable from a vendor related to an administrative error that prevented the analysis of trial results. The increase in prepaid general and administrative expenses is due to transaction costs capitalized as other current assets related to the ATM Offering Program and Loan Agreement, as well as public liability insurances prepaid balances.

The table below shows the movement of the accrued income for the years ended December 31, 2024 and 2023:

in CHF thousands	2024	2023
Balance as of January 1,	876	912
Accrued income recognized during the period	686	883
Payments received during the period	(952)	(915)
Foreign exchange revaluation	19	(4)
Balance as of December 31,	629	876

Accrued income is generated by incentives for research and development offered by the Icelandic government in the form of tax credits for innovation companies. The aid in Iceland is granted as a reimbursement of paid income tax or paid out in cash when the tax credit is higher than the calculated income tax. The tax credit is subject to companies having a research project approved as eligible for tax credit by the Icelandic Centre for Research (Rannís).

In 2020, the Icelandic Parliament passed legislation that increased the potential tax credit provided to innovation companies from 20.0% to 35.0% and increased the overall cap on eligible expenses from ISK 900 million (CHF 5.9 million) to ISK 1,100 million (CHF 7.2 million). Since then, Oculis has been able to benefit from the increased percentage. Beginning in 2025, the Icelandic Parliament passed a legislation to keep the 35.0% rate permanent.